SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON , D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                               JANUARY 9, 2002
                     (Date of earliest event reported)


                             SCAN-OPTICS, INC.
         (Exact name of registrant as specified in its charter)


                                 DELAWARE
             (State or other jurisdiction of incorporation)


              0-5265                                 06-0851857
      (Commission File Number)            (IRS Employer Identification No.)


              169 PROGRESS DRIVE, MANCHESTER, CONNECTICUT, 06040

                   (Address of principal executive offices)


                               (860) 645-7878
            (Registrant's telephone number, including area code)

Form 8-K, Current Report
Scan-Optics, Inc.
Commission File No.  0-5265



Item 5.     Other Events.

On January 8, 2002 the registrant completed the restructuring of its outstanding indebtedness to an affiliate of Patriarch Partners, LLC. Information concerning this restructuring appears in the registant's news release filed as an exhibit to this report.


Item 7.     Financial Statements and Exhibits.

     (c)    Exhibits.

                  1. Registrant's news release dated January 9, 2002




Dated: January 9, 2002                    Scan-Optics, Inc.

                                    By:   S/S  MICHAEL J. VILLANO
                                          Michael J. Villano
                                          Vice President, Chief Financial
                                          Officer, Treasurer and Assistant
                                          Secretary
                                          (principal financial officer)